                                                                   EXHIBIT 10(m)

             AGREEMENT CONCERNING PURCHASE BY NME PROPERTIES CORP.
            AND CERTAIN SUBSIDIARIES OF SERIES D PREFERRED STOCK OF
                           THE HILLHAVEN CORPORATION



     This Agreement is made and dated as of September 1, 1993, among National Medical Enterprises, Inc., a Nevada corporation ("NME"), NME Properties Corp., a Tennessee corporation ("NMEP Corp."), NME Properties, Inc., a Delaware corporation ("NMEP Inc."), NME Properties West, Inc., a Delaware corporation ("NMEP West"), The Hillhaven Corporation, a Nevada corporation ("Hillhaven") and First Healthcare Corporation, a Delaware corporation ("First Healthcare"). NMEP Corp., NMEP Inc. and NMEP West are sometimes herein referred to collectively as the "NMEP Entities."

                                    RECITALS

     A. As part of the January, 1990 spinoff by NME to its shareholders of shares of Hillhaven, First Healthcare, a wholly-owned subsidiary of Hillhaven, delivered to NMEP Corp., a wholly-owned subsidiary of NME, a promissory note dated as of January 31, 1990, in the original principal amount of $127,300,000.00, which amount subsequently was adjusted (as reflected in the addendum thereto) to reflect the actual adjusted principal amount of $135,859,396.00. Such promissory note, as adjusted, and as amended by that certain First Amendment to Promissory Note, dated as of May 1, 1991, is referred to herein as the "FHC Promissory Note." As of the Closing Date (as defined in Section 3 herein), the outstanding balance of the FHC Promissory Note, including unpaid accrued interest thereon is $49,072,836.93.

     B. Pursuant to that certain Note Guarantee Agreement, dated as of January 31, 1990 (the "Note Guarantee Agreement"), Hillhaven has guarantied First Healthcare's obligations under the FHC Promissory Note.

     C. Pursuant to that certain letter agreement dated May 31, 1990, as amended by that certain Amendment No. One to Commitment Letter dated as of May 1, 1991, First Healthcare has borrowed from NMEP West the sum of $6,000,000.00, which loan is evidenced by a promissory note dated July 20, 1992, in favor of NMEP West, and is secured by a mortgage on the facility known as Clayton House (Facility No. 445) (the "Clayton House Note"). As of the Closing Date, the outstanding balance of the Clayton House Note, including unpaid accrued interest thereon, is $5,911,097.51.

     D. In connection with First Healthcare's purchase of Greenbriar Terrace (Facility No. 592), NMEP Corp. provided a loan to First Healthcare in the original sum of $1,452,626.42, evidenced by promissory note and secured by a mortgage against the real property (the "Greenbriar Note"). As of the Closing Date, the outstanding balance of the Greenbriar Note, including unpaid accrued interest thereon, is $969,110.79.
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                                      -2-


     E. In connection with First Healthcare's purchase of Birchwood Terrace (Facility No. 559), NMEP, Inc. provided a loan to First Healthcare in the original sum of $893,194.45, evidenced by a promissory note and secured by a mortgage against the real property (the "Birchwood Note"). As of the Closing Date, the outstanding balance of the Birchwood Note, including unpaid accrued interest thereon, is $647,522.06.

     F. On the terms and subject to the conditions set forth in this Agreement, NME Properties desires to purchase from Hillhaven, and Hillhaven desires to sell to the NMEP Entities, 120,000 shares of Hillhaven's Series D Preferred Stock (the "Series D Preferred"), which Series D Preferred shall have the rights and preferences specified in that certain Certificate of Designation, Preferences and Rights of Series D Preferred Stock of Hillhaven (the "Certificate of Designation"), a copy of which is attached hereto as Exhibit A,
                                                                     ---------
for consideration of $120,000,000.00.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENT


     1.      Purchase of Series D Preferred.  The NMEP Entities hereby agrees to
             ------------------------------
purchase from Hillhaven, and Hillhaven hereby agrees to sell to the NMEP Entities, on the Closing Date, 120,000 shares of Series D Preferred for a purchase price of $120,000,000.00 (the "Purchase Price"), payable as provided in
Section 3 below.

     2.      Representations and Warranties.
             ------------------------------

     (a) In order to induce the NMEP Entities and NME to enter into this Agreement and to consummate the transactions contemplated hereby, Hillhaven hereby covenants, represents and warrants to the NMEP Entities and NME that:

          (i) Hillhaven is duly organized, validly existing and in good standing under the laws of the State of Nevada.

          (ii) Hillhaven has the corporate power, authority and legal right to make, deliver and perform its obligations under this Agreement and the Series D Preferred and has taken all corporate action to authorize the execution, delivery and performance of this Agreement and the Series D Preferred. No consent of any other person (including, without limitation, stockholders and creditors of Hillhaven), and no authorization of, notice to or other act by or in respect of Hillhaven by, any governmental authority, agency or instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Series D Preferred. This Agreement has been duly executed and delivered by Hillhaven, each certificate evidencing shares of Series D Preferred has been duly executed and delivered by Hillhaven and each of this Agreement and each share of Series D Preferred constitutes a legal, valid and binding obligation of Hillhaven enforceable against Hillhaven in accordance with its terms.

      (iii) The execution, delivery and performance by Hillhaven of this Agreement and the Series D Preferred will not violate any provision of any existing law or regulation applicable to Hillhaven or any of its significant subsidiaries or of any award, order or decree applicable to Hillhaven or any of its significant subsidiaries of any court, arbitrator or governmental authority, or of the Articles of Incorporation or Bylaws of Hillhaven, or of any security issued by Hillhaven or any material mortgage, indenture, lease, contract or other agreement or undertaking to which Hillhaven is a party or by which Hillhaven or any of its properties or assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of its or their respective properties or revenues pursuant to the provisions of any such mortgage, indenture, contract, lease or other agreement. Without limiting the generality of the foregoing, no material mortgage, indenture, lease, contract or other agreement or undertaking to which Hillhaven is a party or by which Hillhaven or any of its properties or assets may be bound prohibits or restricts Hillhaven from executing, delivering or performing its obligations hereunder or under the Series D Preferred or from declaring or paying the dividends contemplated by the Certificate of Designation, except for the Guarantee Reimbursement Agreement dated as of January 30, 1990 between NME and Hillhaven (as amended, the "Guarantee Reimbursement Agreement"), the provisions of which that so prohibit or restrict the payment or declaration of the dividends contemplated by the Certificate of Designation are being waived by NME pursuant to this Agreement.

        (iv) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Hillhaven, threatened by or against Hillhaven or any of its subsidiaries or any of its or their respective properties or revenues (a) with respect to this Agreement or the Series D Preferred or any of the transactions contemplated hereby or thereby, or (b) which, if adversely determined, would have a material adverse effect on Hillhaven's ability to perform its obligations under this Agreement or the Series D Preferred.

       (v) Neither Hillhaven nor any of its significant subsidiaries is in default in any material respect under or with respect to any material contract, agreement or other instrument to which it is a party or by which it or its assets is bound. Except as would not have a material adverse effect on the business, operations, properties or financial condition of Hillhaven and its subsidiaries taken as a whole or on the ability of Hillhaven to perform its obligations under this Agreement and the Series D Preferred, Hillhaven is not in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets is bound or affected. Hillhaven is not subject to any order, award or decree which would materially adversely affect the ability of Hillhaven to perform its obligations under any other order, award or decree or under this Agreement or the Series D Preferred.

        (vi) Hillhaven's guaranty referred to in Recital B above remains in full force and effect and continues to be a legal, valid and binding obligation of Hillhaven enforceable against Hillhaven in accordance with its terms.

       (vii) The Series D Preferred has been duly authorized and issued by Hillhaven. The holders of the Series D Preferred shall be entitled to all of the benefits of the Series D Preferred as described in the Certificate of Designation. Upon Hillhaven's receipt of the Purchase Price and its issuance of the 120,000 shares of Series D Preferred, such 120,000 shares of Series D Preferred will be fully paid and non-assessable and will not have been issued or delivered in violation of, or subject to, any preemptive rights or other rights of any person to subscribe for or purchase the Series D Preferred.

     (b) In order to induce the NMEP Entities and NME to enter into this Agreement and to consummate the transactions contemplated hereby, First Healthcare hereby covenants, represents and warrants to each of the NMEP Entities and NME that:

        (i) First Healthcare is duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (ii) First Healthcare has the corporate power, authority and legal right to make, deliver and perform its obligations under this Agreement and has taken all corporate action to authorize the execution, delivery and performance of this Agreement. No consent of any other person (including, without limitation, stockholders and creditors of First Healthcare), and no authorization of, notice to or other act by or in respect of First Healthcare by, any governmental authority, agency or instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered by First Healthcare and this Agreement constitutes a legal, valid and binding obligation of First Healthcare enforceable against First Healthcare in accordance with its terms.

       (iii) The execution, delivery and performance by First Healthcare of this Agreement will not violate any provision of any existing law or regulation applicable to First Healthcare or any of its significant subsidiaries or of any award, order or decree applicable to First Healthcare or any of its significant subsidiaries of any court, arbitrator or governmental authority, or of the Articles of Incorporation or Bylaws of First Healthcare, or of any security issued by First Healthcare or any material mortgage, indenture, lease, contract or other agreement or undertaking to which First Healthcare is a party or by which First Healthcare or any of its properties or assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of its or their respective properties or revenues pursuant to the provisions of any such mortgage, indenture, contract, lease or other agreement.

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                                      -5-

        (iv) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of First Healthcare, threatened by or against First Healthcare or any of its subsidiaries or any of its or their respective properties or revenues (a) with respect to this Agreement or any of the transactions contemplated hereby, or (b) which, if adversely determined, would have a material adverse effect on First Healthcare's ability to perform its obligations under this Agreement.

        (v) Neither First Healthcare nor any of its significant subsidiaries is in default in any material respect under or with respect to any material contract, agreement or other instrument to which it is a party or by which it or its assets is bound. Except as would not have a material adverse effect on the business, operations, properties or financial condition of First Healthcare and its subsidiaries taken as a whole or on the ability of First

Healthcare to perform its obligations under this Agreement, First Healthcare is not in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets is bound or affected. First Healthcare is not subject to any order, award or decree which would materially adversely affect the ability of First Healthcare to perform its obligations under this Agreement.

        (vi) Each of the FHC Promissory Note, the Clayton House Note, the Greenbriar Note, and the Birchwood Note remains in full force and effect and continues to be a legal, valid and binding obligation of First Healthcare, enforceable against First Healthcare in accordance with its terms. First Healthcare is current in the payment and performance of its obligations under, and has not assigned its interests in any of, the FHC Promissory Note, the Clayton House Note, the Greenbriar Note, and the Birchwood Note.

     (c) In order to induce Hillhaven and First Healthcare to enter into this Agreement and to consummate the transactions contemplated hereby, NME hereby covenants, represents and warrants to Hillhaven and First Healthcare that:

        (i) NME is duly organized, validly existing and in good standing under the laws of the State of Nevada.

        (ii) NME has the corporate power, authority and legal right to make, deliver and perform its obligations under this Agreement and has taken all corporate action to authorize the execution, delivery and performance of this Agreement. No consent of any other person (including, without limitation, stockholders and creditors of NME), and no authorization of, notice to or other act by or in respect of NME by, any governmental authority, agency or instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered by NME and this Agreement constitutes a legal, valid and binding obligation of NME enforceable against NME in accordance with its terms.

        (iii) The execution, delivery and performance by NME of this Agreement will not violate any provision of any existing law or regulation applicable to NME or any of its significant subsidiaries or of any award, order or decree applicable to NME or any of its significant subsidiaries of any court, arbitrator or governmental authority, or of the Articles of Incorporation or Bylaws of NME, or of any security issued by NME or any material mortgage, indenture, lease, contract or other agreement or undertaking to which NME is a party or by which NME or any of its properties or assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of its or their respective properties or revenues pursuant to the provisions of any such mortgage, indenture, contract, lease or other agreement.

        (iv) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of NME, threatened by or against NME or any of its subsidiaries or any of its or their respective properties or revenues (a) with respect to this Agreement or any of the transactions contemplated hereby, or (b) which, if adversely determined, would have a material adverse effect on NME's ability to perform its obligations under this Agreement.

        (v) Neither NME nor any of its significant subsidiaries is in default in any material respect under or with respect to any material contract, agreement or other instrument to which it is a party or by which it or its assets is bound. Except as would not have a material adverse effect on the business, operations, properties or financial condition of NME and its subsidiaries taken as a whole or on the ability of NME to perform its obligations under this Agreement, NME is not in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets is bound or affected. NME is not subject to any order, award or decree which would materially adversely affect the ability of NME to perform its obligations under this Agreement.

     (d) In order to induce Hillhaven and First Healthcare to enter into this Agreement and to consummate the transactions contemplated hereby, each of NMEP Corp., NMEP Inc., and NMEP West hereby covenants, represents and warrants to Hillhaven and First Healthcare that:

          (i) It is duly organized, validly existing and in good standing under the laws of the state of incorporation of the corporation.

          (ii) It has the corporate power, authority and legal right to make, deliver and perform its obligations under this Agreement and has taken all corporate action to authorize the execution, delivery and performance of this Agreement. No consent of any other person (including, without limitation, stockholders and creditors of the corporation), and no authorization of, notice to or other act by or in respect of the corporation by, any governmental authority, agency or instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered by the corporation and this Agreement constitutes a legal, valid and binding obligation of the corporation enforceable against the corporation in accordance with its terms.

       (iii) The execution, delivery and performance by the corporation of this Agreement will not violate any provision of any existing law or regulation applicable to the corporation or any of its significant subsidiaries or of any award, order or decree applicable to the corporation or any of its significant subsidiaries of any court, arbitrator or governmental authority, or of the Articles of Incorporation or Bylaws of the corporation, or of any security issued by the corporation or any material mortgage, indenture, lease, contract or other agreement or undertaking to which the corporation is a party or by which the corporation or any of its properties or assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of its or their respective properties or revenues pursuant to the provisions of any such mortgage, indenture, contract, lease or other agreement.

        (iv) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the corporation, threatened by or against the corporation or any of its subsidiaries or any of its or their respective properties or revenues (a) with respect to this Agreement or any of the transactions contemplated hereby, or (b) which, if adversely determined, would have a material adverse effect on its ability to perform its obligations under this Agreement.

        (v) Neither the corporation nor any of its significant subsidiaries is in default in any material respect under or with respect to any material contract, agreement or other instrument to which it is a party or by which it or its assets is bound. Except as would not have a material adverse effect on the business, operations, properties or financial condition of the corporation and its subsidiaries taken as a whole or on the ability of the corporation to perform its obligations under this Agreement, the corporation is not in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets is bound or affected. The corporation is not subject to any order, award or decree which would materially adversely affect the ability of the corporation to perform its obligations under this Agreement.

        (vi) Except to the extent that the promissory notes have been pledged and assigned to Swiss Bank Corporation pursuant to that certain unrecorded Pledge and Security Agreement and Master Assignment of Mortgages dated as of May 28, 1993 (the "Pledge Agreement"), the NME Entities have not assigned their interests in the promissory notes described in the above Recitals. Upon release of the Pledge Agreement which shall occur upon Hillhaven's repayment of the THC Facilities Corp. loan evidenced by the Credit Agreement (as defined in the Pledge Agreement) on September 2, 1993, NMEP Corp. will be the holder of the FHC Promissory Note and the Greenbriar Note, NMEP West will be the holder of the Clayton House Note, and NMEP Inc. will be the holder of the Birchwood Note, free and clear of any liens or encumbrances.

        (vii) It is purchasing the Series D Preferred for investment purposes and not in connection with or with a view towards the distribution thereof.

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                                      -8-

     3.  The Closing.  On September 2, 1993 (the "Closing Date"), the parties
         -----------
hereto shall take the following actions:

     (a) NMEP Corp. shall deposit with Escrow cash or immediately available funds in the amount of $63,399,432.71, and shall give written instructions to Escrow to transfer said funds to First Healthcare's account at PNC Bank.

     (b) NMEP Corp. shall assign to Hillhaven its interest in the FHC Promissory Note, with an outstanding balance in the sum of $49,072,836.93;

     (c) NMEP Corp. shall assign to Hillhaven its interest in the Greenbriar Note, with an outstanding balance in the sum of $969,110.79;

     (d) NMEP West shall assign to Hillhaven its interest in the Clayton House Note, with an outstanding balance in the sum of $5,911,097.51;

     (e) NMEP Inc. shall assign to Hillhaven its interest in the Birchwood Note, with an outstanding balance in the sum of $647,522.06;

     (f) In consideration of (i) payment of the cash sum described in subparagraph (a) above, and (ii) the assignment to Hillhaven of the promissory notes described in subparagraphs (b), (c), (d) and (e) above, Hillhaven shall deliver to the NME Entities the following certificates representing a total of 120,000 shares of Series D Preferred:

          (i) Certificate representing 63,399 shares of Series D Preferred in the name of NME Properties Corp.;

          (ii) Certificate representing 50,042 shares of Series D Preferred in the name of NME Properties Corp.;

          (iii) Certificate representing 5911 shares of Series D Preferred in the name of NME Properties West, Inc.; and

          (iv) Certificate representing 648 shares of Series D Preferred in the name of NME Properties, Inc.

     4.  NME Waivers.  NME hereby waives the provisions of Section 5(h) of that
         -----------
certain Guarantee Reimbursement Agreement to the extent that such provisions would prohibit Hillhaven from paying dividends on the Series D Preferred; provided, however, that such waiver shall be limited to Hillhaven being permitted to pay dividends only on the Series D Preferred (and on Series C Preferred for which a waiver was previously obtained) and not on any other series or class of stock of Hillhaven or any of its subsidiaries.

     5.  Survival of Certain Representations and Warranties and Covenants.
         ----------------------------------------------------------------
Hillhaven's representations and warranties set forth in Section 2(a)(vii) shall survive the execution, delivery and performance of this Agreement.

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                                      -9-

     6.  Miscellaneous.
         -------------

     (a) This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute one and the same agreement.

     (b) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (c) No waiver or modification of any provision of this Agreement shall be
(i) valid or enforceable unless it is in writing and has been executed by the party against whom such enforcement is sought, or (ii) construed as a waiver or modification of any other provision of this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.



                                         National Medical Enterprises, Inc.,
                                         a Nevada corporation

                                         By: /s/ Maris Andersons
                                            --------------------------------
                                         Title: Executive Vice President

                                         NME Properties Corp.,
                                         a Tennessee corporation

                                         By: /s/ Maris Andersons
                                            --------------------------------
                                         Title: Senior Vice President

                                         NME Properties, Inc.,
                                         a Delaware corporation

                                         By: /s/ Maris Andersons
                                            --------------------------------
                                         Title: Senior Vice President


                                         NME Properties West, Inc.,
                                         a Delaware corporation

                                         By: /s/ Maris Andersons
                                            --------------------------------
                                         Title: Senior Vice President

                                         The Hillhaven Corporation,
                                         a Nevada corporation

                                         By: /s/ Robert Schneider
                                            --------------------------------
                                         Title: Vice President and Treasurer


                                         First Healthcare Corporation,
                                         a Delaware corporation

                                         By: /s/ Robert Schneider
                                            --------------------------------
                                         Title: Vice President and Treasurer